NOTE: THIS 8K/A IS BEING REFILED DUE TO THE ILLEGIBILITY OF THE
ORIGINAL 8K/A AND ALL DATA AND INFORMATION ARE IDENTICAL TO THE
ORIGINAL FILING.



                     SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C. 20549



                                 Form 8-K/A


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: May 5, 1995


                              February 20, 1995
                      (Date of earliest event reported)


                             CONAIR CORPORATION
            (Exact name of registrant as specified in its charter


     Delaware                      1-8919                   11-1950030
     (State or other             (Commission             (I.R.S. Employer
     jurisdiction of             File Number)            Identification No.)
     incorporation)


     150 Milford Road, East Windsor, New Jersey                08520
     (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code (609) 426-1300


                                     N/A
        (Former name or former address, if changed since last report)


















            "The undersigned Registrant hereby amends the Current Report on
             Form 8-K dated March 6, 1995 by including herewith for filing the pro forma financial information required by Item 7 of Form 8-K which information was not practicably available at the time of the filing of the Form."





















































                        UNAUDITED PRO FORMA CONDENSED
                            FINANCIAL STATEMENTS




     The following unaudited pro forma condensed financial statements give effect to the acquisition occurred on January 1, 1994 in the case of income statement data and on December 31, 1994 in the case of balance sheet data.

     The condensed historical financial statement data of the Company and BaByliss as of and for the year ended December 31, 1994 are derived from the audited financial statements of the Company and BaByliss (included elsewhere herein for BaByliss) and should be read in conjunction with those audited financial statements. In the case of the historical financial statements of BaByliss, such financial statements appear in local currency (French Francs) and were prepared using accounting principles generally accepted in France, as adjusted to amounts which would have been reported under generally accepted accounting principles in the United States (although such adjustments were not material). Such financial statements were translated into U.S. dollars in accordance with the standards established by Statement of Financial Accounting Standards No 52 - Foreign Currency Translation.

     These pro forma condensed financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results or financial position that might have been achieved and the acquisition of Babyliss, actually occurred on January 1, 1994 and December 31, 1994, respectively, nor are they necessarily indicative of operating results and financial position which may occur in the future.

     The acquisition of BaByliss has been accounted for as a "purchase" transaction with the purchase price allocated to the estimated fair value of the assets acquired and the liabilities assumed. The excess of the purchase price over the estimated fair value of the net assets acquired is allocated to goodwill, which is amortized over 30 years. The allocations of the purchase price and the estimated fair value of assets and liabilities is based upon preliminary estimates of the Company's management using the most recent information available and is subject to adjustment when the final allocation is made using appraisals and other information not presently available. However, the Company's management does not believe the final purchase allocation will be materially different from the estimates used herein.




















               UNAUDITED PRO FORMA CONDENSED INCOME STATEMENT
                    FOR THE YEAR ENDED DECEMBER 31, 1994
                       (In thousands of U.S. dollars)

                                                       Pro Forma      Pro
                                     Historical        Adjustments   Forma
                                Conair     BaByliss

NET SALES                     $524,398    $ 72,292                 $596,690
COST AND EXPENSES:
 Cost of goods sold            357,987      44,680                  402,667
 Selling, general and
   administrative              124,597      20,280       863(1a)    145,740
                               482,584      64,960       863        548,407
INCOME FROM OPERATIONS          41,814       7,332      (863)        48,283
INTEREST EXPENSE, NET            8,353       1,410     2,948         12,711

INCOME BEFORE INCOME TAXES
 AND MINORITY INTEREST          33,461       5,922    (3,811)        35,572
 Income tax provision           12,974       1,870    (1,334)(1c)    13,510

INCOME BEFORE MINORITY
 INTEREST                       20,487       4,052    (2,477)        22,062

MINORITY INTEREST                    -         571      (571)(1d)         -

NET INCOME                    $ 20,487    $  3,481   $(1,906)      $ 22,062









See note to the Unaudited Pro Forma Condensed Financial Statements.























                      UNAUDITED PRO FORMA BALANCE SHEET
                           AS OF DECEMBER 31, 1994
                       (In thousands of U.S. dollars)

                                                        Pro Forma      Pro
                                       Historical      Adjustments    Forma
                                  Conair     Babyliss
     ASSETS

CURRENT ASSETS:
 Cash and cash equivalents         $ 23,702   $ 1,769 $( 6,000)(1e) $ 19,471
 Accounts receivable, net            80,616    16,230                 96,846
Inventories                         104,220    14,594                118,814
 Other                                3,650     2,139                  5,789
                                    212,188    34,732  ( 6,000)      240,920

PROPERTY, PLANT AND
 EQUIPMENT, NET                      66,992     6,522                 73,514

INVESTMENTS AND OTHER
 ASSETS:
 Excess of cost over net assets
 of acquired companies               70,575       880   25,878 (1f)   97,333
 Deferred expenses and
 other assets                        12,949       275                 13,224
    Total assets                   $362,704   $42,409  $19,878      $424,991



     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable and other        $ 59,260   $12,699              $ 71,959
 Current portion of long-term debt    6,275     5,536                11,811
                                     65,535    18,235                83,770

OTHER LIABILITIES:
 Long term debt                     100,405     5,342   37,000 (1e) 142,747
 Deferred income taxes               21,310        50                21,360
 Other                                          1,660                 1,660
 Minority interest                              1,792  ( 1,792)(1g)
STOCKHOLDERS' EQUITY                175,454    15,330  (15,330)(1h) 175,454

   Total liabilities &
     stockholders' equity          $362,704   $42,409  $19,878     $424,991








See notes to the Unaudited Pro Forma Condensed Financial Statements.






                      NOTES TO THE UNAUDITED PRO FORMA
                       CONDENSED FINANCIAL STATEMENTS


         1. The pro forma adjustments related to the BaByliss acquisition are as follows:


     Income Statement

          a. To amortize goodwill relative to the Babyliss acquisition using a 30 year life.
          b. To reflect interest expense on $37 million of borrowings at the Company's incremental borrowing rate of 7.32% per annum, and a reduction of interest income at a rate of 4% on $6 million of cash used to finance the acquisition of Babyliss.
          c. To give tax effect to the above adjustments at the Company's statutory tax rate.
          d. To reflect the assumed purchase of minority interests in certain BaByliss subsidiaries which the Company is in the process of acquiring.




     Balance Sheet

          e. To reflect the borrowings and the reduction in cash used to finance the BaByliss acquisition.
          f. To allocate the excess of the purchase price over the fair value of assets acquired and liabilities assumed to goodwill.
          g. To reflect the assumed purchase of minority interests in certain BaByliss subsidiaries which the Company is in the process of acquiring.
          h.  To eliminate pre-acquisition equity.




























     INDEPENDENT AUDITORS' REPORT


     To the Shareholders of
          THE BABYLISS AND CRISTAL COMPANIES

          We have audited the combined balance sheet of the BaByliss and Cristal Companies as of December 31, 1994 and the combined statement of income for the year ended. These financial statements are the responsibility of the BaByliss and Cristal Companies management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audits in accordance with auditing standards generally accepted in France which do not materially differ from auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the account principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

          In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the BaByliss and Cristal Companies at December 31, 1994, and the results of its operations for the year ended in accordance with accounting principles generally accepted in France.



     Albert ALMERAS and Pierre LOEPER      DELOITTE TOUCHE TOHMATSU
     French Statutory Auditors             International Reporting Auditors
     Paris, France                         Paris France

     April 7, 1995                         April 7, 1995





















                       BABYLISS AND CRISTAL COMPANIES
               COMBINED BALANCE SHEET AS AT DECEMBER 31, 1994
                            ('000 FRENCH FRANCS)

                                                        DECEMBER 31, 1994
   ASSETS

CURRENT ASSETS
  Cash and Marketable Securities                             9,463
  Accounts Receivable                                       88,210
  Less Allowance Doubtful Accounts                          (1,428)
  Accounts Receivable, Net.                                 86,782
  Inventories                                               78,021
  Prepaid expenses and other short term receivables          9,454
  Deferred income taxes                                        701
                                                           184,421

PROPERTY, PLANT AND EQUIPMENT, NET
  Property, Plant and Equipment                             58,722
  Less Accumulated Depreciation                            (38,414)
                                                            20,308

INVESTMENT AND OTHER ASSETS
  Investment in Affiliated Companies                             1
  Unamortized goodwill                                       7,295
  Deferred Expenses and Other Assets                         2,623
                                                             9,919

                                                           214,648

    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT ASSETS
  Short Term Debt                                           26,005
  Accounts Payable                                          39,956
  Other Current Liabilities                                 27,435
                                                            93,396

OTHER LIABILITIES
  Long Term Debt                                            17,830
  Other Liabilities                                          8,877
  Deferred Income Taxes                                         35
                                                            26,742

MINORITY INTEREST                                            9,726

STOCKHOLDERS' EQUITY
  Common Stock                                               2,433
  Cumulative Translation Adjustment                           (958)
  Retained Earnings                                         83,309
                                                            84,784
                                                           214,648











                       BABYLISS AND CRISTAL COMPANIES
       COMBINED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1995
                            ('OOO FRENCH FRANCS)



                                                      1994


     Net Sales                                      402,252
     Cost of Sales                                 (248,711)

     Gross Margin                                   153,541

     Distribution Costs                              (6,720)
     Commercial Costs                               (19,966)
     Marketing Costs                                (21,068)
     General and Administrative Costs               (64,960)

          Total Operational Costs                  (112,714)


OPERATING PROFIT                                     40,827

  Net Financial Costs                                (7,519)
  Royalties                                               7
  Extraordinary Profit(Loss)                           (860)

PROFIT BEFORE TAX                                    32,455
  Employees' Profit Sharing                          (1,452)
  Income Taxes                                      (10,995)
  Deferred Taxes                                        364

COMBINED NET RESULT                                  20,372

MINORITY INTEREST                                    (1,044)

GROUP SHARE                                          19,328























                     COMBINATION AS AT DECEMBER 31, 1994
                                  CONTENTS


1. ACCOUNTING POLICIES, VALUATION METHODS AND COMBINATION AND CONSOLIDATION POLICIES
    1.1  Combination and consolidation policies
    1.2  Accounting policies and valuation methods

2. INFORMATION CONCERNING THE COMPANIES INCLUDED IN THE COMBINED FINANCIAL STATEMENTS

3.  ANALYSIS OF THE BALANCE SHEET--ASSETS
    3.1  Cash and Marketable Securities
    3.2  Accounts Receivable
    3.3  Inventories
    3.4  Prepaid Expenses and Other Short Term Receivable
    3.5  Deferred Income Taxes
    3.6  Property Plant and Equipment
    3.7  Investments in Affiliated Companies
    3.8  Unamortized Goodwill
    3.9  Deferred Expenses and Other Assets

4.  ANALYSIS OF THE BALANCE SHEET--LIABILITIES AND STOCKHOLDERS' EQUITY
    4.1  Other Current Liabilities
    4.2  Long Term Debt
    4.3  Deferred Income Taxes
    4.4  Minority Interests
    4.5  Stockholders' Equity

5.  INCOME STATEMENT
    5.1  Net Sales
    5.2  Personal Costs
    5.3  Exceptional Profit(Loss)
    5.4  Income Tax

6.  COMMITMENTS AND CONTINGENCIES

7.  STATEMENT OF CASH FLOWS

8.  EVENTS AFTER BALANCE SHEET DATE




















1. ACCOUNTING POLICIES, VALUATION METHODS AND COMBINATION AND CONSOLIDATION POLICIES

1.1  COMBINATION AND CONSOLIDATION POLICIES


     All companies in which the BaByliss S.A. holds a participating interest (direct or indirect) of more than 50% or companies in which BaByliss S.A. has the majority of the voting rights (direct or indirect) have been consolidated using the full consolidation method. All significant inter-company accounts and transactions have been eliminated.

     The combined financial statements of the BaByliss and Cristal Companies include the consolidated financial statements of BaByliss S.A. and the consolidated financial statements of Cristal S.A. The combined financial statements have been prepared as a result of the stockholders' common ownership of these entities as a result of the acquisition of the shares of BaByliss S.A. and Cristal S.A., as from February 18, 1995 by the American Company, Conair Corporation (see footnote 8). In particular, in order to present the total investment of Conair on combined basis in BaByliss S.A. and Cristal S.A., the stockholders' current account of Cristal S.A. (21,951KF) purchased by Conair as from February 18, 1995 (see footnote 8) has been eliminated in the attached combined balance sheet as of December 31, 1994.

     All amounts in these financial statements have been expressed in thousands of French francs (1,000 FF of KF) unless indicated otherwise.

     All companies included in the consolidation and combination have a twelve month period ending December 31, 1994.

     Goodwill arising on various acquisitions has been recorded as goodwill in the balance sheet, and is being amortized over a period of five to twenty years, except for the goodwill on the acquisition of the Faco shares, which has been capitalized and which is not being depreciated. This is justified by the value of the intangible elements of Faco, such as "Know How" and patent rights.

     The financial statements of foreign subsidiaries included in the consolidation and comination have been translated to French francs using the year-end closing rate method. The resulting exchange difference on the opening equity is excluded from net income and is included in a separate component of Stockholders' Equity. The exchange rates used were as follows:

                                               DEC. 31, 1994
          Belgian franc                           0.1680
          Pound sterling                          8.3500
          German mark                             3.4500
          Swiss franc                             4.0800
          Spanish peseta                          0.0406
          Dutch guilder                           3.0800

     The closing method has been consistently applied in the past and the impact on the translation of opening stockholders' equity amounts to 268 KF.

1.2  ACCOUNTING POLICIES AND VALUATION METHODS

     The financial statements have been prepared in accordance with accounting principles generally accepted in France.


     Property, plant and equipment is depreciated over the following useful lives, computed primarily on the straight-line method, which has been consistently applied in the past.

          Buildings                         20 to 25 years
          Commercial fittings                5 to 10 years
          Plant and machinery                3 to  5 years
          Vehicles                           3 to  5 years
          Office equipment                   3 to 10 years
          Office furniture                   3 to 10 years

     Inventory is carried at the lower of cost, with cost determined on a weighted average historical cost, or its net realizable value.

     Deferred taxation is calculated using the liability method, however deferred tax assets on recoverable losses and on deferred depreciation have not been taken into account.

     Revenues are recognized when the sale is consummated which coincides with the shipments of goods.

     Gains and losses arising from the Revenues are recognized when the sale is consummated which coincides with the shipments of goods.

2. INFORMATION CONCERNING THE COMPANIES INCLUDED IN THE COMBINED FINANCIAL STATEMENTS

    BaByliss S.A., a company with common stock with a nominal value of 2,229 KF owns the following participating interests in the following companies as at December 31, 1994:

Faco S.A, a company governed by Belgian law, with common stock with a nominal value of 25,000,000 Belgian francs, registered
office 25, Avenue de l'Independance, Wandre, Belgium                59.36%

BaByliss UK Limited, a company governed by English law, with common stock with a nominal value of 80,000,00 Pounds sterling,
registered office Mill Lane, Alton, Hampshire                          69%

BaByliss Germany GmbH, a company governed by German law, with common stock with a nominal value of 100,000 German marks
registered office at Dusseldorf, Germany                               75%

Sofac S.A., a company governed by French law, with
common stock with a nominal value of 2,000 KF,
registered office Rue Louis Dacquin, 59200 Rouvignies                 100%

Nyhar B.V., a company governed by Dutch law, with
common stock with a nominal value of 50,00 Dutch guilders,
registered office at Breda, The Netherlands                            75%

BaByliss Spain, a company governed by Spanish law, with
common stock with a nominal value of 20,000,000 Spanish pesetas        50%

Continental Products S.A., a company governed by French law, with
common stock with a nominal value of 500 KF                          49.5%






     The above mentioned companies were already included in the consolidation of BaByliss S.A. group as at December 31, 1993, with the exception of the following two companies:

          50% of the outstanding shares of Nyhar B.V. were acquired in 1994. The results of Nyhar B.V. have been consolidated for 25% for the period up to and including the date of the additional acquisition and for 75% for the remaining period up to and including December 31, 1994.

          25.2% of the outstanding shares of Sofac S.A. were acquired in 1994. The results of Sofac S.A. have been consolidated for 74.8% for the period up to and including the date of the additional acquisition and for 100% for the remaining period up to and including December 31, 1994.

     The combined financial statements include the above mentioned consolidated financial statements of BaByliss S.A. as well as the consolidated financial statements of Cristal S.A. (a company governed by Swiss law, with common stock with a nominal value of SF 50,000) with Blitog (a company governed by Swiss law, with common stock with a nominal value of SF 50,000), which is owned by Cristal S.A. for 100%.

3.  ANALYSIS OF THE BALANCE SHEET--ASSETS

3.1  CASH AND MARKETABLE SECURITIES

                                                                 '000F

BaByliss S.A                                                     3,364
Nyhar                                                            1,450
Blitog                                                           1,239
Faco                                                               605
Continental Products                                               489
BaByliss Spain                                                     495
Cristal                                                            317
BaByliss UK                                                        228
BaByliss Germany                                                   111
Sofac                                                               29
Cash transfer (in progress)                                      1,136
          TOTAL                                                  9,463


3.2  ACCOUNTS RECEIVABLE                                         '000F

The net book value of trade receivables, after recording
   allowances for doubtful receivables of 1,428 KF, is          86,782

   All inter-company accounts receivable have been eliminated.

3.3  INVENTORIES                                                 '000F

Inventories amount to                                           82,691
Less allowance for slow moving and obsolete inventory           (4,670)
Giving a net book value of                                      78,021

   Profits included in the inventories as at December 31, 1994 resulting from inter-company transactions have been eliminated.



3.4  PREPAID EXPENSES AND OTHER SHORT TERM RECEIVABLES

                                                                 '000F

These items comprise:
     Other Short Term Receivables
          (after elimination of inter company items)             4,707
and prepaid expenses for:
     BaByliss UK                                                 1,905
     BaByliss S.A                                                1,502
     Nyhar B.V                                                     496
     Cristal                                                       385
     BaByliss Germany                                              276
     Faco                                                          132
     Blitog                                                         33
     Sofac                                                          18
          TOTAL                                                  9,454

3.5  DEFERRED INCOME TAXES

     Deferred income taxes resulting from temporary differences between the accounting and tax profit calculation have been taken into account at the nominal tax rates prevailing as at December 31, 1994, in each of the individual countries. The deferred tax asset has not been offset with the deferred tax liability. In calculating the deferred tax asset, carryforward losses and deferred depreciation have not been taken into account.

                                                                 '000F

As at December 31, 1994 the deferred tax asset amounts to          701

3.6  PROPERTY PLANT AND EQUIPMENT                                '000F

As at December 31, 1994 the gross investment in Property Plant
     and Equipment amounts to                                    58,722
The accumulated depreciation as of that date amounts to         (38,414)

Resulting in a net book value of                                 20,308

3.7  INVESTMENTS IN AFFILIATED COMPANIES                         '000F

The investments in affiliated companies represent a minority participating interest of BaByliss UK, valued at its
     acquisition costs of                                             1

3.8  UNAMORTIZED GOODWILL

     Goodwill arising on various other acquisitions has been recorded as goodwill in the balance sheet, and is being amortized over a period of five to twenty years, except for the goodwill and the acquisition of the Faco shares, which has been capitalized and which is not being amortized. This is justified by the value of the intangible elements of Faco, such as "Know How" and patent rights.

                                                                  '000F

As at December 31, 1994 the net book value of this goodwill
     amounts to                                                   7,295



3.9  DEFERRED EXPENSES AND OTHER ASSETS

                                                                 '000F

The deferred expenses and other assets consist of:
 Capitalised Research & Development expenses                     1,152
 Long term receivables                                             378
 Expenses to be deferred over a period of maximum 5 years          314
 Miscellaneous other assets                                        779
     TOTAL                                                       2,623


4.   ANALYSIS OF THE BALANCE SHEET - LIABILITIES STOCKHOLDERS' EQUITY

4.1  OTHER CURRENT LIABILITIES                                   '000F

The other current liabilities include:
    Tax and social security liabilities                         21,091
         Provision for guarantees                                4,584
         Provision for risks and charges                         1,760
               TOTAL                                            27,435


4.2  LONG TERM DEBT

     The long term debt includes debt with a repayment date of more than 5 years of 1,452 KF.

                                                                 '000F

As at December 31, 1994 the total of long term debt amounts to  17,830



4.3  DEFERRED INCOME TAXES

     Deferred income taxes resulting from temporary differences between the accounting and tax profit calculation have been taken into account at the nominal tax rates prevailing as at December 31, 1994, in each of the individual countries. The deferred tax liability has not been offset with the deferred tax asset.
                                                                 '000F

As at December 31, 1994 the deferred tax liability amounts to       35


4.4  MINORITY INTERESTS

                                                                 '000F
The breakdown of the minority interest as at December 31, 1994 is as follows:

    Faco                                                         5,539
    BaByliss UK                                                  2,050
    Nyhar                                                        1,723
    BaByliss Spain                                                 563
    BaByliss Germany                                               251
    Continental Products                                          (400)
       TOTAL                                                     9,726


4.5  STOCKHOLDERS' EQUITY

                                                                 '000F

Shareholders' equity amounts to                                  84,784

This amount includes the Common Stock of:
     BaByliss S.A.                                                2,229
     Cristal                                                        204
          TOTAL                                                   2,433

The Cumulative Translation Adjustment represents the
 translation differences on the opening equities of the
 foreign subsidiaries                                              (958)
The Retained Earnings on a combined basis amount to              83,309
          TOTAL                                                  84,784


5.   INCOME STATEMENT


5.1  NET SALES
                                                                 '000F

Net sales for the year, after eliminating intergroup sales
amount to                                                       402,252


The split up of these sales by company in a percentage of net sales is as follows:

 France                                                              41%
 The Netherlands                                                     17%
 Belgium                                                             14%
 United Kingdom                                                      13%
 Spain                                                                2%
 Switzerland                                                          1%

   Cost of Sales amounts to 248,711 KF, resulting in a gross margin of 153,531 KF or 38%.

5.2  PERSONNEL COSTS

   Consolidated personnel cost in 1994 amounts to 38,247 KF.

The average number of employees for the year ended December 31, 1994 is as follows:
                                                                    1994

     BaByliss S.A.                                                   63
     Faco                                                            70
     BaByliss UK                                                     16
     BaByliss Germany                                                15
     Sofac                                                           17
     Nyhar                                                           17
     BaByliss Spain                                                   4
          TOTAL                                                     202





5.3  EXTRAORDINARY PROFIT(LOSS)
                                                                    '000F

     Exceptional charge for corporate income tax on disallowed
      royalty expenses for BaByliss Germany                        (1,015)
     Minority interest on the result of Nyhar before the
      acquisition of the majority of the outstanding shares        (1,993)
     Other exceptional charges                                     (1,037)
     Exceptional income on the cession of the shares of the
      former group company Harny                                      215
     Correction of minority interests Continental Products
      and Sofac                                                       625
     Other exceptional income                                         737
     Exceptional income Cristal                                     1,608
          Total Extraordinary Profit(Loss)                           (860)

5.4  INCOME TAXES

     The income tax charge for the year ended December 31, 1994 amounts to 10,995 KF and the deferred tax charge on temporary differences amounts to 364 KF.


6.  COMMITMENTS AND CONTINGENCIES
                                                                    '000F
Commitments given
   Commitments in respect of capital leases (plant and equipment)     754
   Commitments in respect of capital leases (real estate)          22,809
   Unmatured discounted bills                                       6,537
   Guarantee for trading goodwill Faco                             15,086
   Mortgage over building                                           5,645
   Pledge over vehicle                                              1,008
       TOTAL                                                       51,839

Commitments received
   Personal guarantees from Board members                           1,800
   Commitments in respect of capital leases (real estate)          17,500
   Commitments in respect of capital leases
    (plant and equipment)                                             202
   Bank guarantee given                                                42
       TOTAL                                                       19,544

















                      COMBINED STATEMENT OF CASH FLOWS
                            ('000 FRENCH FRANCS)

                                                                     1994

Net income attributable to the Group                                19,328
Depreciation and amortization                                        7,682
Provisions and allowances                                            7,872
Reversal of depreciation, amortization, provisions and allowances   (8,036)
Gains on disposals of non-current assets                               (83)
Minority interests in net income for the year                        1,044
Deferred taxation                                                     (364)
     Cash generated from operations                                 27,443

Change in inventories                                              (11,471)
Change in trade receivables                                        (22,419)
Change in other receivables                                         (1,002)
Change in trade payables                                             7,379
Change in tax and social security liabilities                          503
     Change in operating receivables and payables                  (19,681)

     Net cash generated by operations                                7,762

Acquisition of intangible assets                                    (5,910)
Acquisition of property, plant and equipment                        (8,196)
Change in deferred charges                                             220
     Acquisition of non-current assets and deferred charges        (13,886)

Disposal of property, plant and equipment                            4,332
Disposal of Long-term Loans payable                                    683

     Disposal of non-current assets                                  5,015
Change in long-term loans payable                                    9,327

     Net cash generated by investing activities                        456

Impact of foreign exchange movements                                  (658)
Impact of changes in minority interests on reserves                 (1,553)
Impact of changes in companies included in the consolidation           553
     Total                                                          (1,678)

     Total change in net cash position                               6,540

Change in cash                                                      (2,911)
Change in short-term loans payable                                   9,451
     Total change in net cash position                               6,540


8.  EVENTS AFTER BALANCE SHEET DATE

    As of February 18, 1995 all the common stock of BaByliss S.A. and Cristal S.A. have been acquired by the American Company, Conair Corporation.










Signature pursuant to the requirements of the Securities and Exchange Act of 1934, Conair Corporation has duly caused this report on its behalf by the undersigned thereunto duly authorized.


                                        CONAIR CORPORATION


                                   BY:  /s/ Patrick P. Yannotta
                                        PATRICK P. YANNOTTA,
                                        Senior Vice President-Finance